Jefferies 2013 Global Technology, Media and Telecom Conference • May 2013

Safe Harbor This presentation and management’s public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company and its operations. Statements in this presentation that are forward-looking include, but are not limited to, the statements regarding advertising revenues and investment spending, along with the Company’s revenue and earnings per share outlook. Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, or syndicated programming or other costs; changes in television network affiliation agreements; technological developments affecting products or methods of distribution; changes in government regulations affecting the Company’s industries; increases in interest rates; and the consequences of any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. 2

+ local media brands + marketing solutions + national media brands Agenda  Meredith Overview  Key Initiatives: National Media Group  Key Initiatives: Local Media Group  Financial Strategy 3

1. Powerful media and marketing company: A) Trusted national brands and an unrivaled female reach B) Leading full-service global digital marketing agency C) Portfolio of highly-rated television stations in fast-growing markets 2. Experienced management team with a proven record of operational excellence and value creation 3. Strong stewards of capital, committed to Total Shareholder Return strategy 3 Things to Know about Meredith + local media brands + marketing solutions + national media brands 4

• 12 TV stations reaching 10% of U.S. households • Top 25 markets: Atlanta, Phoenix, Portland • Daily nationally syndicated show • 100 million audience • 40 million web visitors • Growing licensing business • Leading full-service global digital marketer + local media brands + marketing solutions + national media brands 5 National Media $1.1 Billion WORKING YOU WS M V -TV W SM V-DT NASHV IL L E Local Media $375 Million Meredith at a Glance

YOUNG ADULTS YOUNG FAMILIES FAMILIES WOMEN OF WORTH Reaching 100 Million Women Focused on their families, their homes, and their self-development + local media brands + marketing solutions + national media brands 6

Local Brands in Growth Markets Source: US Census + local media brands + marketing solutions + national media brands West +14% Midwest +4% South +14% Northeast +3% Portland (FOX + MYTV) Las Vegas (FOX) Phoenix (CBS) Kansas City (CBS + MYTV) Saginaw (CBS) Atlanta (CBS) Nashville (NBC) Greenville (FOX) Springfield (CBS) Hartford (CBS) * * * * * * * * * * 7

Monetizing Audience Scale Across Platforms + local media brands + marketing solutions + national media brands 8

9 Fiscal 2013 Nine Month Highlights + local media brands + marketing solutions + national media brands National Media Group  Total advertising up 8%  Digital advertising nearly doubled  Expanded tablet, mobile and e-commerce  Expanded Walmart licensing relationship  Meredith Sales Guarantee results positive Meredith Xcelerated Marketing  Strengthening performance in second half FY13  New business pipeline is very strong  New business wins – AT&T, Samsung  Current client expansions – NEA, Kraft Corporate  Increased operating cash flow  Grew quarterly dividend by 7 percent  Repurchased 1.1 million shares  Extended credit facilities at lower rates Local Media Group  Record political advertising - $38 million  Record profit and EBITDA performance  Completed CBS + Fox affiliation agreements  Negotiated favorable retransmission agreements  Secured national cable distribution for Better Show

+ local media brands + marketing solutions + national media brands Agenda  Meredith Overview  Key Initiatives: National Media Group — Increase our consumer reach across platforms — Gain advertising market share — Grow brand licensing — Execute digital strategy — Maximize Meredith Xcelerated Marketing  Key Initiatives: Local Media Group  Financial Strategy 10

Increase Our Consumer Reach Across Platforms #s in millions + local media brands + marketing solutions + national media brands 11 3 10 40 2001 2007 2013 Magazine Readership Online Unique Visitors 68 108 116 2001 2007 2013 5% CAGR 25% CAGR

 Food: – #1 player – 20% share  Parenthood: – #1 player – 40% share  Home: – #1 player – 40% share 12 Gain Advertising Market Share + local media brands + marketing solutions + national media brands

+ local media brands + marketing solutions + national media brands Innovative Meredith Sales Guarantee  Research-driven product proving that advertising in Meredith’s magazines drives retail sales  Based on highly trusted independent data from Nielsen Homescan program  Year 1 of program delivered an ROI of $7.81 for every $1.00 invested  Expanding to pharmaceutical, auto and retail clients 13

14 + local media brands + marketing solutions + national media brands brand licensing International media licensing Retail products Real Estate Furniture Floral arrangements Digital syndication Expand Brand Licensing Activities

+ local media brands + marketing solutions + national media brands 15 Largest Premium-Branded Digital Network

+ local media brands + marketing solutions + national media brands Our capabilities:  Digital CRM  Social media  Mobile marketing  Web design  Database marketing  Healthcare marketing  Custom publishing  International Our clients: 16 Maximize Meredith Xcelerated Marketing

+ local media brands + marketing solutions + national media brands Agenda  Meredith Overview  Key Initiatives: National Media Group  Key Initiatives: Local Media Group — Grow ratings to drive advertising rate increases — Continue strong non-political advertising growth — Capitalize on political advertising opportunity — Increase digital revenues — Grow non-traditional revenues  Financial Strategy 17

Grow Ratings to Drive Advertising Rate Increases #1 Sign-on to Sign-off: Hartford; Kansas City; Phoenix; Saginaw Morning News: #1: Hartford, Saginaw, Portland; #2: Las Vegas, Nashville Evening News: #1 Hartford, Saginaw; #2: Las Vegas Late News: #1 Saginaw, Las Vegas, Portland; #2: Hartford, Nashville 18 Adults 25-54 February 2013 sweeps + local media brands + marketing solutions + national media brands

Strong Total Advertising Growth + local media brands + marketing solutions + national media brands In millions 19 Non-political advertising Political advertising YTD YTD YTD FY09 $225 $238 $200 $250 $100 $150 $0 $50 $23 $34 $38 $178 $191 $200 FY11 FY13 $201

Network Affiliation (Market) Renewal Date CBS (Hartford & Springfield) April, 2016 (Atlanta, Kansas City, Phoenix, Saginaw) April, 2017 FOX (Portland, Las Vegas, Greenville) December, 2017 NBC (Nashville) December, 2013 Long-Term Affiliation Agreements in Place + local media brands + marketing solutions + national media brands 20 WORKING YOU WS M V -TV W SM V-DT NASHV IL L E

+ local media brands + marketing solutions + national media brands 21 Growing Non-Traditional Revenues  The Better Show is a daily lifestyle TV program syndicated in 160 markets  Recently renewed for 7th season  New agreement with Crown Media Family Networks begins September 2013  Secured national cable distribution on the Hallmark Channel – 90 million U.S. homes  Syndication fee plus added exposure for The Better Show

+ local media brands + marketing solutions + national media brands 22 Business Summary National Media Group  Improving advertising trends  Strong results from first year of Meredith Sales Guarantee  Continued growth in digital audience and advertising revenues  Brand licensing benefitting from expanded Walmart agreement  Meredith Xcelerated Marketing results strengthening Local Media Group  Record revenue and operating profit performance in YTD Fiscal 2013  Outperforming industry in advertising revenue growth  Completed affiliation agreements with CBS + Fox  Retransmission revenues helping offset absence of political revenues  Hallmark Channel national distribution for The Better Show Corporate  Continued emphasis on cost control measures across Company  Generating solid earnings, cash flow and shareholder return

+ local media brands + marketing solutions + national media brands Agenda  Meredith Overview  Key Initiatives: National Media Group  Key Initiatives: Local Media Group  Financial Strategy 23

+ local media brands + marketing solutions + national media brands Commitment to Total Shareholder Return 1. Current annualized dividend of $1.63 per share, yielding approximately 4 percent 2. $100 million share repurchase program 3. Ongoing strategic investments to scale business and build shareholder value 24

History of Growing Dividends + local media brands + marketing solutions + national media brands $0.37 $0.52 $0.69 $0.88 $0.97 $1.58 FY03 FY05 FY07 FY09 FY11 FY13 Annual Dividends 16% CAGR ~4% yield 25

History of Buying Back Stock + local media brands + marketing solutions + national media brands $30 $165 $370 $545 $575 $640 FY03 FY05 FY07 FY09 FY11 FY13 $47 million remaining authorization Stock Buybacks (cumulative) $ in millions YTD 26

Cash Flow and Strategic Uses + local media brands + marketing solutions + national media brands FY 2009 FY 2010 FY 2011 FY 2012 Operating cash flow $ 181 $ 192 $ 215 $ 182 Capital expenditures (24) (25) (30) (36) Free cash flow 157 167 185 146 Dividends (40) (41) (44) (63) Cash available for: $ 117 $ 126 $ 141 $ 83 • Acquisitions • Share repurchases • Debt service 27 $ in millions

28 + local media brands + marketing solutions + national media brands $ in millions $1,900 $200 $1,950 $200 Cash Generation Cash Utilization $2,150 $2,150 $600 $350 Dividends $300 $900 Share repurchases Acquisitions Cap-ex Operating cash flows stock options 45% 55% Reinvested in operations Returned to shareholders Use of Cash: Fiscal 2003 to Fiscal 2012

Fiscal 2013 Earnings Per Share Outlook + local media brands + marketing solutions + national media brands 29 Q4-13 Estimate: $0.68 to $0.73 Unchanged from guidance initially given on April 25, 2013 (1) Excluding special items First 9 Months FY-13: $2.17¹ Guidance Range: $2.60 to $2.95 (Established July 26, 2012) Expect to finish Fiscal 2013 at the upper end of the range established at the beginning of Fiscal 2013.

1. Powerful media and marketing company: A) Trusted national brands and an unrivaled female reach B) Leading full-service global digital marketing agency C) Portfolio of highly-rated television stations in fast-growing markets 2. Experienced management team with a proven record of operational excellence and value creation 3. Committed to Total Shareholder Return strategy + local media brands + marketing solutions + national media brands Strong Investment Thesis 30

Jefferies 2013 Global Technology, Media and Telecom Conference • May 2013